SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION
                                (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement             Commission Only (as permitted
[ ]  Definitive Additional Materials        by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        WINNERS ALL INTERNATIONAL INC.
             ----------------------------------------------------
             (Name of the Registrant as Specified In Its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other then the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.  Title of each class of securities to which transaction applies:
                                                                   ---------
2.  Aggregate number of securities to which transaction applies:
                                                                ------------
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                              --------------
4.  Proposed maximum aggregate value of transaction:
                                                    ------------------------
5.  Total fee paid:
                   ---------------------------------------------------------
[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount Previously Paid:
                           -------------------------------------------------
2.  Form, Schedule or Registration Statement No.:
                                                 ---------------------------
3.  Filing Party:
                 -----------------------------------------------------------
4.  Date Filed:
               -------------------------------------------------------------

                                                            PRELIMINARY COPY

                        WINNERS ALL INTERNATIONAL, INC.
                        4100 NORTH POWERLINE, SUITE F-1
                         POMPANO BEACH, FLORIDA  33073
                                (954) 977-5428

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON FEBRUARY 8, 1999 AT 10:00 A.M.

TO OUR SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of WINNERS ALL INTERNATIONAL, INC. (the "Company") will be held at the Company's principal executive offices located at 4100 North Powerline Road, Suite F-1, on February 8, 1999 at 10:00 a.m. to consider and take action on the following matters:

     1. Authorize an amendment to the Company's Restated Certificate of Incorporation increasing the authorized common stock of the Company from a total of 60,000,000 shares of common stock having a par value $.01 per share to 100,000,000 shares of Common Stock having a par value of $.01 per share;

     2. Authorize an amendment to the Company's Restated Certificate of Incorporation to change the name of the Company to Urecoats Industries, Inc.;

     3.  Ratify the Company's 1999 Consultant and Employee Stock
         Purchase and Option Plan covering a total of 8,000,000 shares of common stock; and,

     4. Transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of record of shares of common stock at the close of business on December 15, 1998 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. A Proxy Statement explaining the matters to be acted upon at the Special Meeting follows. Please read it carefully.

     WHETHER OR NOT YOU EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FOLLOWING THE INSTRUCTIONS SET FORTH ON PAGE ONE OF THE ACCOMPANYING PROXY STATEMENT.

     In order to facilitate planning for the Special Meeting, please indicate on the enclosed Proxy whether or not you plan to attend the Special Meeting.

Dated:  December 7, 1998
                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Howard Weiser
                                          -----------------------
                                          Howard Weiser
                                          Secretary

                                                            PRELIMINARY COPY

                        WINNERS ALL INTERNATIONAL, INC.
                        4100 NORTH POWERLINE, SUITE F-1
                         POMPANO BEACH, FLORIDA  33073
                                (954) 977-5428

                               PROXY  STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 8, 1999


SOLICITATION AND VOTING OF PROXIES
----------------------------------

   The Board of Directors of WINNERS ALL INTERNATIONAL, INC. ("Company") is soliciting proxies in the form enclosed ("Proxies") with this Proxy Statement in connection with a Special Meeting of Shareholders
("Special Meeting") of the Company to be held on February 8, 1999, at 10:00 a.m. at its principal executive offices located at 4100 North Powerline Road, Suite F-1, Pompano Beach, Florida 33073.

   It is expected that this Proxy Statement and the accompanying Proxy will first be sent to Shareholders on or about __________, 199_. Only shareholders of record at the close of business on December 15, 1998 are entitled to notice of and to vote at the Special Meeting. On December 15, 1998, there were issued and outstanding 56,776,117 shares of the Company's common stock, the holders of which will be entitled to one vote per share for each matter submitted to a vote at the Special Meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares entitled to vote will constitute a quorum for the transaction of business.

   As of the date of this Proxy Statement, the only business which Management of the Company intends to present at the Special Meeting are the matters set forth in the accompanying Notice of Special Meeting, which are hereinafter summarized. Management has no knowledge of any other business to be presented at the Special Meeting. If other business is brought before the Special Meeting, the persons named in the enclosed form of proxy will vote according to their discretion.

     1. Authorize an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, $.01 par value per share ("Common Stock").

     2. Authorize an amendment to the Company's Restated Certificate of Incorporation to change the name of the Company.

     3. Ratify the Company's 1999 Consultant and Employee Stock Purchase and Option Plan.

     4. Transact such other business as may properly come before the Special Meeting or any adjournments thereof.

   A Proxy for use at the Special Meeting is enclosed. A proxy in the accompanying form which is properly signed, dated and returned to the Company and not revoked will be voted in accordance with the instructions contained therein. If no instruction is specified on a Proxy with respect to a matter to be acted upon, the shares represented thereby will be voted as recommended by the Board of Directors. Shareholders who execute Proxies may revoke them at any time prior to their being exercised by delivering written notice to the Secretary of the Company or by subsequently executing and delivering another Proxy at any time prior to the voting. Mere attendance at the Special Meeting will not revoke the Proxy, but a shareholder present at the Special Meeting may revoke his or her Proxy and vote in person.


EXPENSES OF SOLICITATION
------------------------

   The expense of preparing, assembling, printing, mailing and filing this Proxy Statement with the Securities and Exchange Commission and the materials used in this solicitation of Proxies will be borne by the Company, which is estimated not to exceed $20,000. The solicitation will be made by mail. The Company will supply brokers or persons holding shares of record in their names or in the names of nominees for other persons, as beneficial owners, with such additional copies of proxies, proxy materials and Annual Reports as may reasonably be requested in order for such record holders to send one copy to each beneficial owner, and will upon request of such record holders, reimburse them for their reasonable expenses in mailing such material.

   Certain directors, officers and employees of the Company, not especially employed for this purpose, may solicit proxies, without additional remuneration therefor, by mail, telephone, telegraph or personal interview.

   Shareholders should note that this meeting is not the annual meeting of shareholders, which will be scheduled at a reasonable time following this Special Meeting.


SHAREHOLDER PROPOSALS
---------------------

   Management plans to hold its annual meeting of shareholders for 1998 on Tuesday, June 1, 1999 and all shareholder proposals intended to be presented at the next annual meeting must be received by the Company by March 31, 1999 for inclusion in the Company's next proxy statement. If the date of the next annual meeting is subsequently advanced by more than 30 calendar days or delayed by more than 90 calendar days from the date of the annual meeting to which the proxy statement relates, the Company shall, in a timely manner, inform security holders of such change, and the date by which proposals of security holders must be received by any means reasonably calculated to inform them.

DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------

   As of December 7, 1998, the Company's Executive Officers and directors were as follows:

NAME                   AGE   POSITION(S)
--------------------   ---   -----------------------------------------------
Howard Weiser          59    Chairman of the Board, President, and Secretary
Edgar M. Reynolds      75    Director, Vice President, and Treasurer
Charles A. Gargano     60    Director
David M. Goldblatt     55    Director
Richard J. Kurtz       58    Director
Stuart B. Krost        36    Director
--------------------

   In connection with the Company's acquisition of Urecoats International, Inc. ("Urecoats"), Howard Weiser was appointed as a director of the Company on January 28, 1997 and the Board of Directors was composed of Charles A. Gargano, Edgar M. Reynolds, David M. Goldblatt and Jeffrey Goldstein.

   Edgar M. Reynolds was elected as a member of the Board of Directors and President on August 22, 1995, and subsequently Secretary and Treasurer of the Company. On April 4, 1997, Howard Weiser was appointed as Secretary and Treasurer. On May 1, 1997, Harry W. Brooks, Jr. was ratified as a member of the Board of Directors and subsequently resigned on October 16, 1997. Howard Weiser was ratified as Chairman of the Board of Directors on July 29, 1997 and was appointed as President and Chief Executive Officer of the Company on September 23, 1997. On September 23, 1997, Edgar M. Reynolds became Vice President and Treasurer. The Board acknowledged the resignation of Jeffrey Goldstein as a director on December 10, 1997.

   On November 23, 1998, a Special Meeting of the Board of Directors was held, wherein, among other things, Richard J. Kurtz and Stuart B. Krost were unanimously appointed as new members of the Board of Directors.

   Each Director holds office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until death, resignation or removal. Officers serve at the discretion of the Board of Directors.

   Although the Board of Directors appointed Antonio Domit as a new member of the Board of Directors in April, 1998, Antonio Domit, was unable to accept his appointment and resigned, due to a potential conflict of interest. Antonio Domit is a Director and President of a company in Mexico, named Cosmo Seal, S.A. de C.V., which is presently in discussions and talks with the Company for the establishment of mutually agreeable form of business relationship, for the marketing, distribution, licensing, and/or manufacturing of Urecoats' products to Mexico, Central America and South America ("Area"). The Board of Directors created an Advisory Board for the purpose of overseeing the implementation of its subsidiaries' operational plans domestically and internationally, and appointed Antonio Domit as its Chairman, who was also recognized as a consultant to the Company handling introductions and other matters for the Area.

   Certain background information is set forth below with respect to the current directors and officers, including information furnished by them, certain other directorships held by them and their ages as of the filing of this report.

   HOWARD WEISER worked for Zales Jewelry Stores for more than 20 years, and helped create its massive growth from 200 stores to over 1,800 stores. He was involved in all facets of the business and rose to Executive Vice President (NYO). He was also a Senior Vice President at Chock Full of Nuts and one of the top executives leading to their growth. His experience, development of store branches and travel all over the world, in addition to his long list of influential friends and contacts, provides the know-how and drive for the growth of the Company and its subsidiaries.

   EDGAR M. REYNOLDS attended Columbia University. Since 1973 until 1994, he was in an executive capacity with Digital Products Corporation, a public company in the field of electronics, communications, and home monitoring. At various times, he was the CEO and Director of Digital Products Corporation. Prior thereto he managed a private consulting firm. Prior thereto for twelve years, he was a financial officer and director of a public chain of a variety of toy stores. During that period, he served as a director of two Florida banks. He also served overseas in the United States Army Intelligence Service to World War II and was employed for a worldwide import and export firm with extended stays in foreign countries, and is conversant in five languages.

   CHARLES A. GARGANO is the Chairman of the Empire State Development Corporation of New York State. Mr. Gargano also served as the Finance Chairman of the New York Republic State Committee, from August 1988 to August 1991. Mr. Gargano served as United States Ambassador to the Republic of Trinidad and Tobago. A civil engineer, Mr. Gargano has been President of G.M. Development, Inc. and actively serves on many boards and commissions as Chairman or Director, including the Children's Developmental Center, Alpha Hospitality Corp. and First Commercial Bank of Long Island.

   DAVID M. GOLDBLATT has over 25 years of experience in trading, selling and financing United States Government securities and money market instruments. In 1970, Mr. Goldblatt traded short term U.S. government securities at William E. Pollack and Co. In 1972, he was hired as Vice President at Cantor Fitzgerald and Company, where he was required to sell and finance the Firms trading and matched book positions. In 1976, Mr. Goldblatt was employed by Loeb, Rhodes & Company, as a Senior Vice President. He was responsible for hiring sales personnel for the money market department. In addition, he was in charge of selling and financing the Firm's money market and matched book positions. In 1980, Mr. Goldblatt was a partner in Resource Management. The Firm specialized in trading U.S. government securities and short term money market instruments. In 1992, Mr. Goldblatt initiated and developed the fixed income department at Seaboard Securities. This division specializes in U.S. government securities. Mr. Goldblatt earned his Master's Degree from Hunter College in New York City.

   RICHARD J. KURTZ has been president and chief executive officer of the Kamson Corporation, a privately held corporation, for the past 25 years. Kamson Corporation has its principal executive offices located in Englewood Cliffs, New Jersey and currently owns and operates seventy (70) investment properties in the Northeastern United States. Mr. Kurtz is a graduate of the University of Miami and a member of its President's Club. He was formerly a director of the Inter-Community Bank located in Springfield, New Jersey. Most notably, he was chosen "Man of the Year" by the Chamber of Commerce in Englewood Cliffs and the Boy Scouts of America. Mr. Kurtz resides in Alpine, New Jersey and is currently Vice President and a member of the Board of Directors for the Jewish Community Center on the Palisades in Tenafly, New Jersey. He is also proud to be an elected member of the Board of Trustees and the Foundation Board for the Englewood Hospital and Medical Center of New Jersey. Mr. Kurtz is a member of the Board of Governors for the Jewish Home and Rehabilitation Center, and was recently elected to the Board of Directors for the Israeli Cancer Research Fund.

   STUART B. KROST is a medical doctor, Board Certified in physical medicine and rehabilitation and pain management, and has been practicing medicine for the past 8 years in Florida. Dr. Krost received his medical degree from SUNY Health Science Center at Syracuse, New York, and bachelor's degree from SUNY at Stony Brook, Long Island, New York. He graduated cum laude, with honors, phi beta kappa, dean's list, and sigma beta honor society. Dr. Krost's post graduate training was performed at the North Shore University Hospital, Manhasset, New York, which is an affiliate of Cornell University Medical College, and SUNY Health Science Center at Brooklyn, New York. Dr. Krost is affiliated with the American Academy of Physical Medicine and Rehabilitation, American Congress of Rehabilitation, American Medical Association, American Academy of Pain Management, Palm Beach County Medical Society, Florida Medical Society, Florida Society of Pain Management and Rehabilitation, and American Pain Society.

   No Director has indicated to the Company that he intends to oppose any action intended to be taken at this Special Meeting.


INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
-------------------------------------------------------

   Except to the extent that officers and directors of the Company are eligible and may become recipients of stock options pursuant to the Company's 1999 Consultant and Employee Stock Purchase and Option Plan ("1999 Plan"), and except to the extent that additional shares will be required to be authorized to provide shares issuable on exercise of options granted under the 1999 Plan, no officer, director or principal shareholder of the Company has any direct or indirect interest in the proposals.

MANAGEMENT POLICIES FOR GROWTH
------------------------------

   As of December 15, 1998, there were 56,826,117 shares of Common Stock issued and outstanding, 3,031,000 shares of Common Stock reserved for issuance upon future exercise of outstanding stock options and/or grants. A total of 59,857,117 shares will be issued and outstanding if all of the aforementioned options and grants are exercised.

   The Company is currently seeking to increase its authorized Common Stock capitalization from 60,000,000 shares of Common Stock having a par value of $.01 per share to 100,000,000 shares of Common Stock having a par value of $.01 per share, essentially in order to enable it, (a) to pursue its current acquisition policy to acquire additional assets or companies having assets and/or operations which are compatible with the Company's business; and (b) to provide additional shares for funding and growth. Management believes that this policy of growth through operation and acquisition can best be pursued through utilization of equity (Common Stock) as opposed to cash.
The Company anticipates it will continue to be in need of its cash reserves for materials, operations and for internal growth as sales of its products continue to increase and new products are brought to market. The proposed increase in capitalization is deemed necessary by Management to provide a sufficient amount of shares that will enable the Company to raise capital and, subject to market value, to be flexible in proposals of cash and/or stock to acquisition candidates. The increase will provide the wherewithal for Management to consider and aggressively pursue a desirable acquisition candidate or asset situation (of relatively significant size) without the necessity of further requesting shareholders to authorize an increase in the capitalization with the statutory and regulatory delays which are usually occasioned thereby. In many instances, such a delay could result in loss of opportunity. The proposed increase in capitalization is deemed by Management to enable it to meet potential anticipated operational objectives by providing shares for future funding, if necessary or warranted, and to provide shares for continued growth by acquisition. The Company plans to consider or pursue a desirable acquisition candidate or asset situation. Although the Company will enter into discussions with potential acquisition candidates or asset acquisitions, there are no specific agreements in place for any new acquisition candidate or asset acquisition at this time. The Company is generally amenable and will confer with and consider any potential asset or acquisition candidate that will provide additional synergistic technology, cash and/or revenue for the Company's future growth.

GENERAL OBSERVATIONS
--------------------

   An increase in the authorized shares of Common Stock shall enable Management to make additional issuances of Common Stock without approval of shareholders. Such issuances of Common Stock will dilute the percentage ownership of the Company by existing shareholders. Furthermore any issuances of previously authorized but unissued preferred stock, if made convertible into Common Stock, may have similar dilutive consequences. In addition, a further consequence of increasing the authorized shares of Common Stock of the Company is that Management will have the potential ability, without approval of shareholders to issue such Common Shares or create and issue heretofore authorized preferred stock (convertible into Common Stock in desirable conversion ratios) so as to make more difficult, or to stave off hostile and/or friendly takeover attempts by third parties. The foregoing will be applicable even if such a transaction may appear, on its face, to be favorable to the interests of the shareholders. Such anti-takeover measures may include declaring a dividend and issuing shares to the existing shareholders of the Company, or selling the shares, on agreeable terms to a friendly investor (a person or other entity whose interests are not opposed to those of the Company and its shareholders) or taking other measures with its authorized but unissued shares (without approval of shareholders) within its corporate powers to stave off takeover attempts. The use by Management of anti-takeover measures which may include the issuance of additional shares, share dividends, and/or options to acquire shares at favorable prices, may have a dilutive effect on the Company's book value and further erode percentage ownership of shares by existing shareholders. However, there are currently no "anti-takeover" measures contemplated by the Company or included in any debt agreement, By-law or provision of the Company's Restated Certificate of Incorporation or any amendment thereto and Management does not plan or presently contemplate seeking shareholder approval for any such amendment to the By-laws. The foregoing notwithstanding, Management believes shareholder approval will not be necessary should it desire, in the future, to implement the aforementioned anti-takeover measures heretofore discussed.

   The increase in the authorized number of shares together with other factors may also make the removal of Management more difficult even if such removal would appear to be beneficial to shareholders generally, and may have the effect of limiting shareholder participation in certain transactions such as mergers or tender offers whether or not such transactions are favored by incumbent Management. However, it is essential to note that whatever course of action Management chooses to pursue, it is required and has a fiduciary obligation to do so in the best interests of the shareholders.

   As of December 15, 1998 the Company had 56,826,117 shares of Common Stock issued and outstanding without giving effect to outstanding options or other derivative securities. The Company's certificate presently authorizes 60,000,000 shares of common stock and 2,000,000 shares of Preferred Stock. Accordingly, based upon the aforementioned reasons and the Company's current acquisition policy, Management has determined to request shareholder approval of its resolution to amend its Restated Certificate of Incorporation to increase the authorized shares of Common Stock and from 60,000,000 share of Common Stock to 100,000,000 shares of Common Stock.

                                  PROPOSAL ONE
                                  ------------


                      PROPOSED AMENDMENT OF THE COMPANY'S
                     RESTATED CERTIFICATE OF INCORPORATION
               TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK
                 FROM 60,000,000 SHARES TO 100,000,000 SHARES


     Article Fourth, Capital Stock, Section A, of the Company's Restated Certificate of Incorporation presently reads:


          "FOURTH: Capital Stock. A. The total number of shares of stock which the Corporation shall have the authority to issue is Sixty-Two Million (62,000,000) shares of which Sixty Million (60,000,000) shall be Common Stock of the par value of One Cent ($.01) per share (hereinafter called the "Common Stock") and of which Two Million (2,000,000) shares shall be Preferred Stock of the par value of One Dollar ($1.00) per share (hereinafter called the "preferred stock")."


     Subject to the approval of Shareholders, the Board of Directors has resolved to amend the Company's Restated Certificate of Incorporation to provide for a new Article Fourth, Capital Stock, Section A, thereof, as follows:


          "FOURTH: Capital Stock. A. The total number of shares of stock which the Corporation shall have the authority to issue is One Hundred and Two Million (102,000,000) shares of which One Hundred Million (100,000,000) shall be Common Stock of the par value of One Cent ($.01) per share (hereinafter called the "Common Stock") and of which Two Million (2,000,000) shares shall be Preferred Stock of the par value of One Dollar ($1.00) per share (hereinafter called the "preferred stock")."


Possible Adverse Aspects to Stockholders
----------------------------------------

   Since the present issued and outstanding shares of the Company's Common Stock do not have any preemptive rights, the present shareholders of the Company risk dilution of the book value per share of their Common Stock should the newly authorized stock be issued by the Company for a consideration less than the Company's then current book value which was $.058 per share as of December 31, 1997. In addition, the percentage ownership of the common stock of present shareholders will be diminished with each future issuance of additional shares of common stock. Furthermore, no shareholder approval may be required by Management to issue the Common Stock sought to be authorized.

   Any additional dilution factor is presently incalculable in that it is not yet determined at what price the securities will be issued by the Company (publicly or privately) in the future, if issued at all, or for what price they will be exchanged as consideration for an acquisition candidate, if one is found. However, the increase in the number of authorized shares of Common Stock, when and if issued, will not in any way change the inherent rights of existing or future Common Stock shareholders.

   If and when issued, each share of additional authorized Common Stock will continue to:

          (1) entitle the holder to one vote per share on matters to be voted upon by the shareholders;

          (2) not entitle the holder to any cumulative voting, cumulative dividends, preemptive, subscription or redemption rights;

          (3) entitle the holder to receive dividends from available funds, if and when declared by the Company's Board of Directors;

          (4) entitle the holder to share ratably in the assets of the Company legally available for distribution to shareholders in the event of liquidation, dissolution or winding up of the Company. (See also "General Observations")


RECOMMENDATION OF MANAGEMENT

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY FROM SIXTY MILLION (60,000,000) SHARES OF COMMON STOCK TO ONE HUNDRED MILLION (100,000,000) SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE.

                                  PROPOSAL TWO
                                  ------------

                      PROPOSED AMENDMENT OF THE COMPANY'S
                     RESTATED CERTIFICATE OF INCORPORATION
                   TO CHANGE THE NAME OF THE CORPORATION TO
                          URECOATS INDUSTRIES, INC.

     Article First, Name, of the Company's Restated Certificate of Incorporation presently reads:

          "FIRST: Name. The name of the corporation is WINNERS ALL INTERNATIONAL, INC."

     Subject to the approval of Shareholders, the Board of Directors has resolved to amend the Company's Restated Certificate of Incorporation to provide for a new Article First, Name, thereof, to read as follows:

          "FIRST: Name. The name of the corporation is URECOATS INDUSTRIES, INC."

Proposal Two Observations
-------------------------

     Since the Company has not engaged in any aspect of its former random lottery advertising and promotion business for a number of years, Management proposes that the name of the Company be changed. As all shareholders are aware, the Company is currently engaged in the business of developing, acquiring, marketing, and distributing sealant and coating products containing recycled materials through its wholly owned subsidiary, Urecoats International, Inc. ("Urecoats"). The Company has completed development of its first product, URECOATS 100(tm), a roofing product made from a proprietary formula comprised of, among other things, urethanes and crumb rubber from recycled tires. The formula is the subject of a utility patent application filed by Urecoats with the United States Patent and Trademark Office, which application was assigned serial number 60/097,158 and filing date of August 19, 1998. The roofing product is applied through a unique spray application system presently in its final stages of development and testing. Accordingly, Management believes that the name "Urecoats Industries, Inc." will provide the benefits of product identity with its name in the sealant and coating industry and remove the misappropriate characterization presented by its present name. Management anticipates a need to change the Company's trading symbol for its shares which are presently traded on the NASDAQ over-the-counter electronic bulletin board ("OTC Bulletin Board") under the symbol "WINA" and, subject to shareholder approval on the change of name, will propose a new symbol for the OTC Bulletin Board. As of the date hereof no symbol has been determined nor has any application therefor been submitted to the OTC Bulletin Board.

RECOMMENDATION OF MANAGEMENT

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION FROM WINNERS ALL INTERNATIONAL, INC. TO URECOATS INDUSTRIES, INC.

                                 PROPOSAL THREE
                                 --------------

                            RATIFICATION OF COMPANY'S
           1999 CONSULTANT AND EMPLOYEE STOCK PURCHASE AND OPTION PLAN

   In November, 1998, the Board of Directors adopted a new stock option plan for the purpose of acquiring, retaining and incentivizing executive and other key employees and consultants of the Company. The Company's 1999 Consultant and Employee Stock Purchase and Option Plan ("1999 Plan") authorizes the issuance of options to employees and consultants of the Company to purchase up to a total of 8,000,000 shares of Common Stock thereunder.

   The 1999 Plan requires that options may be issued at an exercise price equal to at least 90% of the market price for the Company's shares in the OTC Bulletin Board market. Any options issuable to officers or directors under the 1999 Plan must be issued at an exercise price equal to no less than the then current market price for the shares in the OTC Bulletin Board market. The determination for grant of options is made by the Board of Directors as Administrator of and under the 1999 Plan. The options are non-transferable. The Option shall terminate and expire on the expiration date of the option. In addition each option shall automatically terminate upon the earlier of:

     (i) The termination of the Optionee's employment with the Company for cause (as defined under the 1999 Plan);

     (ii) The expiration of twelve (12) months from the date of termination of the Optionee's employment with the company without cause for any reason other than death; provided, that if the Optionee dies within such twelve-month period, subclause (iii) below shall apply; or

     (iii) The expiration of fifteen (15) months after the date of death of the Optionee.

Potential Adverse Aspects of the 1999 Plan
------------------------------------------

   Although management believes it is in the interests of shareholders that the 1999 Plan be approved in order to attract and retain qualified employees and consultants, since the 1999 Plan authorizes the grant of options to purchase up to 8,000,000 shares of Common Stock, the future grant and exercise of the options would tend to dilute the percentage ownership of shareholders in the Company. Furthermore, the nature of the options is such that the options would be exercised at a time that the Company likely would be able to derive a higher price for Company shares than the exercise price.


RECOMMENDATION OF MANAGEMENT

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION
     AND APPROVAL OF THE COMPANY'S 1999 CONSULTANT AND EMPLOYEE
     STOCK PURCHASE AND OPTION PLAN.

                               GENERAL INFORMATION
                               -------------------


REQUIRED VOTE FOR ADOPTION OF PROPOSAL ONE AND PROPOSAL TWO
-----------------------------------------------------------

   Under Delaware Law the affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required for approval of the aforementioned Proposal One and Proposal Two. Once given effect, a majority vote of the Company's Common Stock at a properly called meeting at which a quorum is present will be required to repeal or modify the amendment.


OTHER MATTERS
-------------

   Management of the Company does not intend to present any other matters at the Special Meeting, other than that which is set forth herein and in the accompanying Notice of Special Meeting. However, if any other matters should properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxies as in their discretion they may deem advisable.


RIGHTS OF DISSENTING SHAREHOLDERS
---------------------------------

   Dissenting shareholders do not have any rights of appraisal with respect to the proposals to which this Proxy Statement relates. Any negative vote with respect to any specific proposal, will, of course, be duly noted and recorded in the computation to determine whether majority approval has been obtained.


ANNUAL REPORT
-------------

   The Company has included herewith a copy of its Annual Report for the fiscal year ended December 31, 1997 ("1997 Annual Report"), which is not part of the proxy solicitation materials. Additional copies of the 1997 Annual Report may be obtained by Shareholders without charge by writing to Howard Weiser, Secretary of the Company, at 4100 North Powerline Road, Suite F-1, Pompano Beach, Florida 33073.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Howard Weiser
                                          -----------------------
                                          Howard Weiser
                                          Secretary
____________, 199_

                                                            PRELIMINARY COPY
                                                            (Front of Card)

PROXY CARD


                        WINNERS ALL INTERNATIONAL, INC.
   PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 8, 1999
            THIS PROXY IS SOLICITED ON BEHALF OF BOARD OF DIRECTORS

   The undersigned hereby appoints Howard Weiser and Edgar M. Reynolds, and each of them, Proxies with power of substitution each, for and in the name of the undersigned, and hereby authorize them to represent and to vote, all the shares of common stock of Winners All International, Inc., a Delaware corporation ("Company"), that the undersigned would be entitled to vote at the Company's Special Meeting of Stockholders ("Special Meeting") on February 8, 1999, and at any adjournments thereof, upon the matters set forth in the Notice of Special Meeting, hereby revoking any Proxy heretofore given. The Proxies are further authorized to vote in their discretion upon such other business as may properly come before the Special Meeting.

   THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS ONE THROUGH THREE.

   Please mark your votes by placing an "X" in the proper category below:

1. Proposal One, a proposed amendment of the Company's Restated Certificate of Incorporation to increase the authorized common stock capitalization from 60,000,000 shares of common stock par value $.01 per share to 100,000,000 shares of common stock par value $.01 per share.

                                      [  ] FOR  [  ] AGAINST  [  ] ABSTAIN

2. Proposal Two, a proposed amendment to the Company's Restated Certificate of Incorporation to change the name of the corporation from Winners All International, Inc. to Urecoats International, Inc.

                                      [  ] FOR  [  ] AGAINST  [  ] ABSTAIN


3. Proposal Three, ratify and approve the 1999 Consultant and Employee Stock Purchase and Option Plan authorizing the Board of Directors to grant options to purchase up to 8,000,000 shares of Common Stock.

                                      [  ] FOR  [  ] AGAINST  [  ] ABSTAIN


                     (Please sign and date on reverse side)







                                        1



                                                            (Back of Card)

PROXY CARD

                           (Please sign and date below)


   The undersigned hereby ratifies and confirms all that the Proxy Holders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all Proxies heretofore given by the undersigned to vote at the Special Meeting.

                                             Dated:
                                                   -------------------------

                                             -------------------------------
                                             (Please Print Name)

                                             -------------------------------
                                             (Signature of Stockholder)

                                             -------------------------------
                                             (Title, if applicable)

                                             -------------------------------
                                             (Please Print Name)

                                             -------------------------------
                                             (Signature of Stockholder)

                                             -------------------------------
                                             (Title, if applicable)

                  (Please date this Proxy and sign above exactly as your name(s) appear(s) on this card. Joint owners each should sign personally. Corporate Proxies should be signed by an authorized officer. Executors, administrators, trustees, etc. should give their full titles.)

                  I(We) will[  ] will not[  ] attend the meeting in person.


   THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO, AND THREE AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.








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